UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2010 (Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34023	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1505 Tyrell Lane, Boise, Idaho 83706
(Address of principal executive offices)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Entry into a Conditional Commitment for a Loan Guarantee from the United States Department of Energy

On June 10, 2010, U.S. Geothermal Inc. (the “Company”) was offered a conditional commitment for a $102.2 -million loan guarantee from the U.S. Department of Energy (“DOE”) to construct the planned 22-megawatt-net power plant at Neal Hot Springs in Eastern Oregon. The conditional commitment was offered through the DOE’s Loan Programs Office. The Neal Hot Springs development project is the first geothermal project to be offered a conditional commitment for a loan guarantee under DOE’s Title XVII loan guarantee program, which was created by the Energy Policy Act of 2005 to support the deployment of innovative clean energy technologies. Issuance of the loan guarantee is subject to the satisfaction of certain conditions precedent, including the following:

  Office of Management and Budget certifying that the loan complies with the Omnibus Appropriations Act, 2009, P.L. No. 111-8, Division C, Title III as amended by Section 408 of the Supplemental Appropriations Act, 2009, P.L. No. 111-32;
  the Company providing an independent engineer’s certificate attesting to the Company having sufficient production behind pipe to support the 22 MW development;
  the Company providing an approved reservoir engineer’s report stating that the reservoir is viable based on a long term flow test;
  the Company having a commitment for its share of its required equity in the project; and
  such other conditions precedent as are customary for such financing.

When issued, the loan guarantee will guarantee the loan to the Neal Hot Springs project from the U.S. Treasury’s Federal Financing Bank.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Entry into a Conditional Commitment for a Loan Guarantee from the United States Department of Energy

The information under Item 1.01 above is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On June 10, 2010, the Company issued a press release with respect to the conditional commitment for the loan guarantee from the DOE. The press release is attached hereto as Exhibit 99.1. The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press release regarding the conditional commitment for a loan guarantee from the United States Department of Energy dated June 10, 2010

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 15, 2010	U.S. Geothermal Inc.

	By:	/s/ Kerry Hawkley
Kerry Hawkley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release regarding the conditional commitment for a loan guarantee from the United States Department of Energy dated June 10, 2010